UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                       DATE OF REPORT - NOVEMBER 14, 2003

                            DNB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its chapter)

       Pennsylvania                     0-1667                   23-2222567
       ------------                     ------                   ----------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


4 Brandywine Avenue, P.O. Box 1004, Downingtown, Pennsylvania         19335-0904
-------------------------------------------------------------         ----------
                        (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code                 (610)269-1040
                                                                   -------------

                                       N/A
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

         Not Applicable

Item 2. Acquisition or Disposition of Assets.

         Not Applicable

Item 3. Bankruptcy or Receivership.

         Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.

         Not Applicable

Item 5. Other Events and Regulation FD Disclosure.

On November 10, 2003, DNB Financial Corporation and Downingtown National Bank entered into amended and restated Change in Control Agreements, effective as of February 27, 2002, with the following Directors of DNB and the Bank: William S. Latoff, James H. Thornton, Louis N. Teti, Joseph G. Riper, James J. Koegel, Eli Silberman and Henry F. Thorne, the form of which is attached as Exhibit 10(e) and incorporated herein by reference. In addition, on November 10, 2003, the Directors of DNB Financial Corporation and Downingtown National Bank reaffirmed the terms of a Retirement and Change of Control Agreement dated February 27, 2002 for Thomas R. Greenleaf, a Director of DNB and the Bank, a copy of which is attached as Exhibit 10(f) and incorporated herein by reference.

Item 6. Resignations of Registrant's Directors.

         Not Applicable

Item 7. Financial Statements and Exhibits.

                   Exhibit No.  Exhibit
                   -----------  ------------------------------------------------
                         10(e) Form of Change of Control Agreements, as amended November 10, 2003, between DNB Financial Corporation and Downingtown National Bank and each of the following Directors: William S. Latoff, James H. Thornton, Louis N. Teti, Joseph
                                G. Riper, James J. Koegel, Eli Silberman and
                                Henry F. Thorne.

                        10(f) Retirement and Change of Control Agreement dated as of February 27, 2002, between DNB Financial Corporation and Downingtown National Bank and Thomas R. Greenleaf, a Director.

                         99.1 A copy of the Bank's Notice of Cessation of Future Benefit Accruals under the Bank's Retirement Plan, Effective as of December 31, 2003.

                         99.2 A copy of the November 14, 2003 cover letter to employees from Henry F. Thorne, the Bank's President and Chief Executive Officer, providing the notice and explaining certain facts and circumstances relating to the Bank's decision to amend its Retirement Plan and to implement a defined contribution plan.

Item 8. Change in Fiscal Year

         Not Applicable

Item 9. Regulation FD Disclosure.

On November 14, 2003, the Company's bank subsidiary, Downingtown National Bank, notified its employees that the Bank has amended its Retirement Plan (the "Plan"), effective December 31, 2003 so that no participants will earn additional benefits under the Plan after December 31, 2003. The Bank also announced management's intention to implement a defined contribution plan that will provide for a cash contirbution for eligible employees based upon a percentage of their payroll compensation. A copy of the Bank's Notice of Cessation of Future Benefit Accruals Effective as of December 31, 2003 is furnished herewith as Exhibit 99.1. A copy of the November 14, 2003 cover letter to employees from Henry F. Thorne, the Bank's President and Chief Executive Officer, providing the notice and explaining certain facts and circumstances relating to the Bank's decision, is furnished herewith as Exhibit 99.2.


Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

          Not Applicable


Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

          Not Applicable

Item 12.  Results of Operations and Financial Condition.

          Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DNB Financial Corporation
                                                   (Registrant)

                                            /s/ Henry F. Thorne
Date    November 14, 2003                   ------------------------------------
                                            Henry F. Thorne, President and Chief
                                            Executive Officer


EXHIBIT INDEX

Exhibit No.                     Description
-----------                     -----------

 10(e) Form of Change of Control Agreements, as amended November 10, 2003, between DNB Financial Corporation and Downingtown National Bank and each of the following Directors: William S. Latoff, James H. Thornton, Louis N. Teti, Joseph
                                G. Riper, James J. Koegel, Eli Silberman and
                                Henry F. Thorne.

 10(f) Retirement and Change of Control Agreement dated as of February 27, 2002, between DNB Financial Corporation and Downingtown National Bank and Thomas R. Greenleaf, a Director.

 99.1 A copy of the Bank's Notice of Cessation of Future Benefit Accruals under the Bank's Retirement Plan, Effective as of December 31, 2003.

 99.2 A copy of the November 14, 2003 cover letter to employees from Henry F. Thorne, the Bank's President and Chief Executive Officer, providing the notice and explaining certain facts and circumstances relating to the Bank's decision to amend its Retirement Plan and to implement a defined contribution plan.Exhibit 99